2021 Investor Presentation www.OrthoPediatrics.com

22 0 2 1 / / Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to COVID-19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Quarterly Report on Form 10-Q filed with the SEC on May 6, 2021, as updated and supplemented by our other SEC reports filed time to time. Forward- looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as adjusted diluted earnings (loss) per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted earnings (loss) per share in this press release represents diluted earnings (loss) per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, non-recurring professional fees and accrued legal settlement costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions and the non-recurring professional fees are related to our response to a previously disclosed SEC review. We believe that providing the non-GAAP diluted earnings (loss) per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense (income), provision for income taxes (benefit), depreciation and amortization, stock-based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring professional fees and accrued legal settlements costs. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non- GAAP diluted earnings (loss) per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP diluted earnings (loss) per share to non-GAAP diluted earnings (loss) and net loss to non-GAAP Adjusted EBITDA.

32 0 2 1 / / pediatric patients treated since inception 226,000+ OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions

01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 42 0 2 1 / / Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

52 0 2 1 / / OrthoPediatrics Solution 01 02 03 04 05 Product development focused exclusively on pediatric patients Broadest pediatric specific portfolio in the industry Delivering first in market novel surgical solutions Only global commercial channel to market Leading provider of surgeon clinical education PediLoc Femur Screws parallel to growth plate Enhance surgeon confidence Increase surgical efficiency Improve surgical accuracy

62 0 2 1 / / Total Addressable Market – $3.3B 1 Management’s Mar 2021 updates to IMS data from 2016 Competitive Dynamics $609M Trauma & Deformity $315M Scoliosis Fusion $200M Scoliosis Non-Fusion $187M Sports Medicine $140M Smart Implants Large incumbents repurpose adult implants Require specialized sales force Lack of focus on pediatric conditions 01 02 03 U.S. Addressable Market1 — $1.5B 2 0 2 1 / /

72 0 2 1 / / Only Focused Pediatric Orthopedic Company Consistent 20%+ Growth Since Inception1 1 Excluding COVID-impacted 2020 37 unique surgical systems Consistent cadence of innovative product launches Expanding suite of enabling technologies Internal R&D, acquisitions, and partnerships Only global sales & distribution channel Serve 100% of top children’s hospitals in the U.S. 185 domestic field representatives Sell in 46 countries around the world Commitment to clinical education Leading sponsor of critical pediatric medical societies >700 clinical product/education events per year Founder of Foundation of Advancing Pediatrics Orthopedics Innovative Technology Commercial Execution Clinical Education

82 0 2 1 / / Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients

92 0 2 1 / / 1 Management’s Mar 2021 updates to IMS data from 2016 Comments ~1,400 Fellowship Trained Pediatric Surgeons Majority of Pediatric Centers are Teaching Hospitals Centers Treat Most Complex Pediatric Conditions 01 02 03 $378M Trauma & Deformity $195M Scoliosis Fusion $180M Scoliosis Non-Fusion $17M Sports Medicine 300 U.S. Pediatric Centers conduct ~62% of T&D and Scoliosis procedures U.S. Current Target Market1 — $0.8B 01 Focus on High-Vol Children’s Hospitals Current Target Market – $1.7B 2 0 2 1 / /

102 0 2 1 / / Pre-IPO Transitioned from Early Entry to Clinically Significant Cannulated Screws Response 5.5/6.0mm Fusion System PediPlate Physeal Tethering Hip Systems LCB / LPF ACL System BandLoc 5.5/6.0mm Banding Clavicle Plating System PediFlexPediLoc Femur PediLoc Tibia PediFragLocking Proximal Femur LPF Plate Distal Femoral Osteotomy System DFOS PAOSpica Table 02 Broad Product Portfolio 2008 2009 PediNail System 2012 2013 2014 2015 2016 2017

112 0 2 1 / / Accelerating Sales Growth Post-IPO Through Strategic Investment and Innovation $37.3 $45.6 $57.6 $72.6 $71.1 $99.0 2016 2017 2018 2019 2020* 2021E Total Revenue ($M) 2016 2021 CAGR U.S. Independent Sales Consultants 90 185 16% Instrument Set Deployments $7M $15M 19% Unique Surgical Systems 17 37 17% Intl. Independent Sales Agencies 0 14 Fav *Impacted by COVID (1) 2021 Revenue guidance mid-point Increase hospital penetrationAccelerate Revenue Growth Improve Profitability Leverage Balance Sheet +21.6% CAGR 1 03 Expand Instr. Sets & Sales Personnel

122 0 2 1 / / Post-IPO moved from Clinically Significant to Disruptive 202020192017 2018 FireFly Patient Specific Navigation Guides 2021 DFOS Distal Femoral Osteotomy System MPFL System Wrist Fusion Plates PNP Pediatric Nailing Platform Response 4.5/5.0mm Fusion System Orthex External Fixation Systems PediFoot System SCFE System QuickPack System ApiFix Non-Fusion Neuromuscular Scoliosis System 7D Intraoperative Navigation Enabling Technology 04 Expand Market with R&D Mini Rail System

132 0 2 1 / / Strategic Acquisitions & Partnerships Partnership Acquisition 202020192017 2021 04 Expand Market with M&A

142 0 2 1 / / ApiFix • Disruptive non-fusion technology • Viable Alternative to Failed Bracing & Spinal Fusion • Minimally invasive and removeable • Motion preserving capabilities • Granted FDA HDE approval Orthex • Disruptive software complements ex-fix frame • Expands addressable market • Serve 85% of procedures, up from 65% • Significantly simplifies surgical planning and alignment • Enables participation in most complex surgeries Acquired software-based and non-fusion technologies Significant sales synergies with legacy portfolio Expands critical KOL network Provides surgeons broadest product portfolio Acquired Innovative Technologies04 Expand Market with M&A

152 0 2 1 / / FIREFLY® Pedicle Screw Navigation Guides FireFly S2/Alar Unique patient specific 3D printed bone models and drill guides, can be used with any Spinal Deformity Correction system. • 99.7% screw placement accuracy • Preoperative concierge surgical planning drives intraoperative efficiency • Minimal intraoperative radiation • Simplifies S2AI approach Enabling Technology Partnerships 7D Surgical Intraoperative Navigation Eliminates Radiation exposure to staff & patients Cuts Registration from 30 min to < 30 sec Improves Accuracy to improve surgical outcomes Reduces Costs & improve hospital economic value 04 Expand Market with M&A

162 0 2 1 / / 7D Real World Experience Chris Comstock, MD & Eric Wait, MD Driscoll Children’s Hospital First Pediatric Deformity Installation in US I have noticed we are seeing shorter stays for our patients with complex spinal surgeries since we have started using the 7D technology. It used to be children would stay 3-5 days at Driscoll following surgery. Now what we are seeing is most of them are going home after 3 days. And that is better for kids and their families What we are seeing with this technology is surgeries which might have taken up to 5-6 hours are often being reduced to 3.5 hours Dr. Eric Wait Driscoll Children’s Hospital 04 Expand Market with M&A

172 0 2 1 / / Physician Education and Awareness OP Hands-on sales training and support • Annually invests 3% of sales on clinical education • Conducts >700 product/training sessions per year Continuous education • Major Sponsor of the prominent pediatric orthopedic societies Market development • Fosters early relationships with young surgeons and fellows to drive sustainable growth 02 03 01 As a surgeon educator, I have always appreciated and valued OrthoPediatrics’ commitment to education. Ryan Goodwin, MD, MBA, FAOA The Cleveland Clinic 05 Train Next-Gen Surgeons

182 0 2 1 / / Catalysts & Pipeline Enabling Technologies Scoliosis • Orthex surgical software • Firefly patient-specific planning/guides • 7D spinal interoperative navigation • PediPortal app • Advancing non-fusion treatment • Early-onset scoliosis innovations • Innovation in highly-complex fusion • Manual growing, rib based, etc. T&D • Expanding intermedullary nailing portfolio • Solutions for rare bone disease • Expansion of external fixation portfolio

192 0 2 1 / / Trauma & Deformity +13% CAGR 14 26 2016 9/30/21 $26.8 $65.0 2016 2021E Surgical Systems Revenue +19% CAGR Scoliosis >2X Growth 3 8 2016 9/30/21 $9.3 $30.0 2016 2021E Surgical Systems Revenue >3.2X Growth 2020 Revenue by Product Family Trauma & Deformity Scoliosis Sports Medicine66% of Revenue 30% of Revenue 36 Differentiated surgical systems driving growth

202 0 2 1 / / $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $99.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Strong History of Y/Y Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 39% U.S. International 2021 Guidance (mid-point)

212 0 2 1 / / $19.3 $22.5 $26.8 $32.8 $39.7 $49.4 $47.7 $3.6 $7.4 $9.4 $11.6 $16.7 $21.5 $20.7 $0.8 $1.1 $1.1 $1.2 $1.2 $1.7 $2.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 2014 2015 2016 2017 2018 2019 2020 Re ve nu e ($ in M ill io ns ) Trauma & Deformity Scoliosis Sports Medicine/Other $14.6 $17.9 $16.8 $6.0 $7.7 $7.3 $1.0 $1.1 $1.0 1Q21 2Q21 3Q21 Category Revenue Summary

222 0 2 1 / / Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 21% 26% 27% 26% 21% 26% 27% 25% 20% 25% 29% 26% 23% 19% 31% 27% 22% 27% 25% 26% 0% 5% 10% 15% 20% 25% 30% 35% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021* Re ve nu e as % o f T ot al Y ea r * 2021 Guidance (mid-point)

232 0 2 1 / / Income Statement Summary ($ in Millions) 1 Net loss per share attributable to common stockholders – basic and diluted FY 2018 FY 2019 FY 2020 Revenue $57.6 $72.6 $71.1 Growth % 26% 26% (2%) Gross profit $42.7 $54.6 $55.0 Margin % 74% 75% 77% Operating expenses $52.2 $63.7 $81.8 Operating loss ($9.5) ($9.1) ($26.8) Net loss ($12.0) ($13.7) ($32.9) Net loss per share1 ($0.96) ($0.94) ($1.82) 3Q 2020 3Q 2021 $22.2 $25.1 7% 13% $17.6 $18.6 79% 74% $20.1 $22.2 ($2.5) ($3.6) ($4.5) ($2.2) ($0.24) ($0.11)

242 0 2 1 / / Adjusted EBITDA Reconciliation Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Net loss ($2.2) ($4.5) ($16.3) ($18.9) Interest expense, net 0.5 1.0 1.9 2.8 Other (income) expense (0.3) 0.1 (0.8) 0.3 Provision for income tax (benefit) (0.3) - (0.9) - Depreciation and amortization 2.7 2.4 7.9 5.7 Stock-based compensation 1.4 1.3 4.2 4.7 Fair value adjustment of contingent consideration (1.4) 0.9 3.7 1.8 Acquisition related costs - - - 0.3 Non-recurring professional fees - - 0.7 - Accrued legal settlement costs - - 0.2 - Adjusted EBITDA $0.4 $1.2 $0.6 ($3.3) ($ in Millions)

252 0 2 1 / / Adjusted EPS Reconciliation Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Earnings (loss) per share, diluted (GAPP) ($0.11) ($0.24) ($0.85) ($1.07) Accretion of interest attributable to acquisition installment payments 0.03 0.04 0.09 0.09 Fair value adjustment of contingent consideration (0.07) 0.05 0.19 0.10 Non-recurring professional fees - - 0.03 - Accrued legal settlement costs - - 0.01 - Earnings (loss) per share, diluted (non-GAAP) ($0.15) ($0.15) ($0.53) ($0.88)

262 0 2 1 / / Balance Sheet Assets Cash $59.1 Account receivable $18.1 Inventory (net) $55.5 Other current assets $2.7 PP&E (net) $28.8 Intangibles and goodwill $125.4 Other intangible assets $14.0 Total Assets $303.6 Liabilities Accounts payable $9.0 Debt $1.0 Accrued expenses $4.7 Acquisition Pay. & Other Liab. $67.8 Paid-in capital $392.9 Accumulated deficit (net) ($178.1) Accumulated other $6.3 Total Liabilities / Equity $303.6 ($ in Millions) As of September 30, 2021

272 0 2 1 / / Investment Summary Only diversified company focused exclusively on pediatric orthopedics Large, underpenetrated market opportunity in pediatrics Highly concentrated customer base with targeted commercial strategy Broad product portfolio with innovative solutions Only provider committed to pediatric clinical education Dynamic, award-winning corporate culture Proven commercial execution and attractive financial profile 01 04 02 05 03 06 07

2850 Frontier Drive  Warsaw, IN 465852 ph: 574.268.6379 or 877.268.6339 fax: 574.268.6302 www.OrthoPediatrics.com2 0 2 1 / /